UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2019

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	FARO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 26, 2019, FARO Technologies, Inc. (the “Company”) entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”) with Kathleen J. Hall, the Company’s former Chief Operating Officer. The Company had previously disclosed in its Current Report on Form 8-K filed August 7, 2019 that it decided to eliminate the role of Chief Operating Officer effective immediately. Pursuant to the Separation Agreement, Ms. Hall acknowledged her separation of employment with the Company effective August 7, 2019 (the “Separation Date”). Consistent with the Company’s severance obligations to Ms. Hall set forth in the Amended and Restated Employment Agreement, dated as of April 27, 2016, between the Company and Ms. Hall filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 29, 2016, as amended by the Addendum to Amended and Restated Employment Agreement, dated as of June 17, 2019, between the Company and Ms. Hall filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 18, 2019, the Separation Agreement provides that Ms. Hall will receive the following severance benefits:

•
Base salary severance. The Company will pay to Ms. Hall a total gross payment equal to 18 months of her base salary of $432,600 payable in substantially equivalent installments over a period of 18 months following the effective date of the Separation Agreement.

•
Stock option and restricted stock unit vesting. Any outstanding and unvested stock options held by Ms. Hall became fully exercisable as of the Separation Date and any outstanding restricted stock units held by Ms. Hall became fully vested and converted to shares of the Company’s common stock as of the Separation Date.

The Separation Agreement also includes confidentiality, cooperation and non-disparagement covenants as well as a covenant not to sue the Company.
This summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished with this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit Number	Description

10.1	Confidential Separation Agreement and General Release by and between FARO Technologies, Inc. and Kathleen J. Hall, dated August 26, 2019
104	Cover Page Interactive Data File - The cover page of this Current Report on Form 8-K filed on August 27, 2019, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

August 27, 2019	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary